August 21, 2025

ONEASCENT SMALL CAP CORE ETF (the “Fund”)

Supplement to the Prospectus dated December 29, 2024

Pursuant to the “Changes in Investment Objective or Policies” section of the Prospectus, you are notified that the Fund’s Board has approved a change to the Fund’s investment objective and its 80% policy which are expected to be effective on October 21, 2025.

Currently, the Fund’s investment objective is to closely replicate the returns of the S&P SmallCap 600 Index, before deduction of expenses, using an investment universe that is subjected to the OneAscent Values-Based Screening process.

Effective no earlier than October 21, 2025, the Fund’s investment objective will be to seek to outperform the Bloomberg US 2500 Total Return Index, before deduction of expenses, using an investment universe that is subjected to the OneAscent Values-Based Screening process.

Currently, the Fund’s 80% policy is that under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stocks) of Small Cap Companies.

Effective no earlier than October 21, 2025, the Fund’s 80% policy will be that under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stocks) of Small and Mid-Cap Companies.

Effective with the above changes the Fund will change its name to OneAscent Enhanced Small and Mid Cap ETF and will make corresponding revisions to its principal strategies.

You should read this supplement in conjunction with the Fund’s Prospectus dated December 29, 2024, and retain it for future reference.